EXHIBIT 10.1

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                           MONROE & FRIEDLANDER, INC.
  SUITE 1800 CENTRAL PACIFIC PLAZA HONOLULU, HAWAII 96813 PHONE (808) 524-2666

                                    EXCLUSIVE
                         AUTHORIZATION TO ASSIGN OR RENT

IN CONSIDERATION of the services to be rendered by MONROE & FRIEDLANDER, INC., we hereby employ MONROE & FRIEDLANDER, INC., (Agent) for the period of time beginning at midnight OCTOBER 15, 1995 and terminating at midnight OCTOBER 14, 1996 to find a Assignee for the property located at 1132 BISHOP STREET, SUITE 2307, State of Hawaii, Tax Map Key (1) 2-1-10-21, 39, 47 (PORTION OF) under the following terms and conditions:

PROPERTY DESCRIPTION: All of that approximately 2,000 rentable square feet designated as Suite 2307.

RENT: $1.75

TERM: JUNE 14, 1997.

ADDITIONAL CHARGES: THIS IS A GROSS LEASE. THE RENT SPECIFIED ABOVE SHALL BE INCLUSIVE OF ALL PROPERTY RELATED COSTS INCLUDING WATER AND SEWER CHARGES, REAL PROPERTY TAX, COMMON AREA MAINTENANCE, LESSOR'S BUILDING FIRE AND LIABILITY INSURANCE BLANKET POLICY, MANAGEMENT, CONVEYANCE TAX, AND ASSESSMENTS AND ALL OTHER CHARGES EXCEPT THAT LESSEE SHALL PAY: 1) PERSONAL PROPERTY AND LIABILITY INSURANCE ON LESSEE'S PREMISES TO BE OBTAINED BY LESSEE AT LESSEE'S EXPENSE; AND
2) LESSEE'S PRO RATA SHARE OF ANY INCREASES IN THE AFORESAID PROPERTY RELATED COSTS IN EXCESS OF THOSE CHARGES FOR THE BASE YEAR OF 1995; AND 3) STATE OF HAWAII GENERAL EXCISE TAXES. THE CURRENT BASE YEAR OPERATING EXPENSES ARE BUDGETED AT APPROXIMATELY $0.95 SQUARE FOOT PER MONTH AND ARE SUBJECT TO ADJUSTMENT BASED UPON ACTUAL EXPENSES INCURRED.

ASSIGNOR SHALL BE RESPONSIBLE FOR ALL THIRD-PARTY CONSENTS NECESSARY TO CONSUMMATE A TRANSACTION.

In consideration of your listing the commercial/industrial property described above and of your efforts to find an Assignee for it, we hereby grant you the exclusive and irrevocable right to advertise including the right to place signs thereon and assign said commercial property on the above terms.

We hereby agree to refer all inquires to you and to pay you upon sale, sublease or assignment, a commission in accordance with the attached Exhibit "A" if; (1) during the period of this contract, the property is assigned or if you or a cooperating broker procure a ready, willing and able Assignee, or (2) if within one hundred twenty (120) calendar days after the expiration thereof, the property is assigned to a client registered in writing by you, or (3) in the event we are offering to assign our property, if agreement is reached whereby we are relieved of our future Assignee liability. If this contract is withdrawn by us with the written consent of Agent, the undersigned shall reimburse Monroe & Friedlander for all direct marketing costs incurred (signs, installation, advertising, brochures . . .). Should a deposit be forfeited, one-half (1/2) shall belong to Monroe & Friedlander as commission and the other one-half (1/2) shall belong to me, provided, however, Monroe & Friedlander's share shall not exceed the amount of commission which otherwise would be payable to Monroe & Friedlander.

MONROE & FRIEDLANDER, INC. shall be held harmless from all liability arising from inaccurate disclosures or omissions of undersigned Assignor. Monroe & Friedlander, Inc. shall not act as legal counsel to the undersigned and does not provide any tax or other professional services except as set forth in this agreement. Furthermore, the actual assigned terms accepted by Assignor may vary from the terms set forth above. However, any such variances shall have no effect upon the responsibilities of or the compensation due Agent.

The undersigned Assignor warrants that he is the owner of record of the property or has the authority to execute this agreement.

I hereby acknowledge receipt of a copy of this listing.

                                       WESTMARK GROUP HOLDINGS

Date: 10/16/95                         Signed: SIGNATURE ILLEGIBLE

Address: 355 N.E. 5th Ave.             Phone: 407-243-8010
         Delray Beach, FL 33483

In consideration of the foregoing employment, the undersigned Agent agrees to use diligence in procuring an Assignee for said property.

                                       MONROE & FRIEDLANDER, INC.

Dated: 10-22-95                        By: SCOTT L. MITCHELL
                                           Scott L. Mitchell (B), E.V.P.

Dated:                                 By: JAMES M. BROWN
                                           James M. Brown (S)

Dated:                                 By: CHRISTINE J. YOUNG
                                           Christine J. Young (S)
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                           MONROE & FRIEDLANDER, INC.
 SUITE 1800 CENTRAL PACIFIC PLAZA HONOLULU, HAWAII 96813 PHONE (808) 524-2666

                                   EXHIBIT "A"
                               COMMISSION SCHEDULE
                TO THAT EXCLUSIVE AUTHORIZATION TO ASSIGN OR RENT

       OFFICE $4.00 Per Square Foot or Two Month's Average Gross Rent, Whichever is Greater.

1. State of Hawaii General Excise Tax and Recovery (currently 4.167%) will be added to all commissions herein.

2. Monroe & Friedlander, Inc. is authorized, upon full execution of assignment documents, to transfer from its Client Trust Account to its General Account, the sums collected on Assignor's behalf for Assignee's initial deposit and security deposit the amounts due Monroe & Friedlander, Inc. as payment for real estate services rendered. If a balance remains due to Monroe & Friedlander, Inc. or Assignor, said balance shall be rendered simultaneously with the executed assignment. If monies are not transmitted immediately, balance shall be charged at one and one-half percent (1 1/2%) per month.

3. All pre-printed portions of the Exclusive Authorization to Assign or Rent and Commission Schedule may be modified only by an officer of Monroe & Friedlander, Inc. Any modification shall render this agreement or any part thereof voidable by Monroe & Friedlander, Inc.

4. Monroe & Friedlander, Inc. shares commissions fully with cooperating Brokers. Monroe & Friedlander, Inc. does not offer sub-agency to cooperating Brokers. Assignor authorizes Monroe & Friedlander, Inc. to share all commissions received per this schedule with other brokers.

5. In the event the cooperating broker is the procuring cause of the Assignee interest, the gross commission received by Monroe & Friedlander, Inc. will be split on a 50/50 basis, unless otherwise agreed upon in writing between the cooperating brokers.

6. In the event Monroe & Friedlander, Inc. is the procuring cause of the Assignee interest and the Assignee chooses to bring a cooperating broker to represent their interest, twenty-five percent (25%) of the gross commission will be offered to the cooperating broker, unless otherwise agreed upon in writing between the cooperating brokers.

7. Assignor hereby acknowledges and agrees to allow Monroe & Friedlander, Inc. and its agents to: (i) list, show and offer prospective Assignor properties other than those described herein, and (ii) continue with their efforts to relocate any of the Assignees of the subject property (if any) during the term of this agreement. Monroe & Friedlander, Inc. shall not be deemed in conflict or breach of this agreement by doing so.

8. AGENCY DISCLOSURE: MONROE & FRIEDLANDER, INC. and all licensees employed by or associated with MONROE & FRIEDLANDER, INC. intend on representing the ASSIGNOR ONLY in any transaction involving the subject property while this Exclusive Authorization to Assign or Rent Listing Agreement is in effect. The Assignor does, however, agree to allow Monroe & Friedlander, Inc. to show (solicit and obtain offers from) prospective Assignee's with whom Monroe & Friedlander, Inc. has, (i) an agency agreement, (ii) an exclusive right-to-represent agreement, and/or, (iii) a previous relationship with. In any of these instances, Monroe & Friedlander, Inc. may choose to represent both parties (Dual Representation) in a transaction involving the leasing of the property. Monroe & Friedlander, Inc. shall not be deemed in conflict or breach of this agreement by doing so. Monroe & Friedlander, Inc. shall notify the Assignor, in writing, of its intention to represent both parties (Dual Representation) prior to the commencement of negotiations between Assignor and Assignee.

9. For the term of the listing (including any extensions of and the protection period per the first page of this agreement) the Assignor shall hold MONROE & FRIEDLANDER, INC. harmless from any and all outside brokerage commission claims to Assignees who Monroe & Friedlander, Inc.
    has registered, in writing, with the Assignor.

                                                       WESTMARK GROUP HOLDINGS

DATE:  10/16/95                     AUTHORIZED SIGNATURE: /SIGNATURE ILLEGIBLE/

                                         MONROE & FRIEDLANDER, INC.

DATE:  10/22/95                     By:  SCOTT L. MITCHELL
                                         Scott L. Mitchell (B), E.V.P.

DATE:                               By:  JAMES M. BROWN
                                         James M. Brown (S)

DATE:                               By:  CHRISTINE J. YOUNG
                                         Christine J. Young (S)
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MONROE & FRIEDLANDER, INC.

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Mr. Mark Schaftlein                        SUITE 1800 * CENTRAL PACIFIC PL
WESTMARK MORTGAGE CORP.                    HONOLULU, HAWAII 96813
355 N.E. Fifth Ave., Suite A               PHONE (808) 524-2666
Delray Beach, Florida 33483

May 15, 1996                               7887CJY.0
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COMMISSION STATEMENT FOR LEASING SERVICES (Renewal? [ ] Yes [X] No)

RE: 1132 Bishop Street, Suite 2307
     TMK: 1-2-1-10-11 (portion of)

TENANT; Norwest Mortgage, Inc.

TERM & RENT: 1 Years, 4 Months, 0 Days, 2,000 Square Feet
February 15, 1996 to June 14, 1997 @ $3,000.00 = $45,000.00
                                                 ----------
                          Total Aggregate Rent = $45,000.00
                                                 ==========

COMMISSION: $4.00 per square foot x 2,000 square feet      $8,000.00
            Plus 4.166% General Excise Tax                    333.28
                                                           ---------
            TOTAL PAYABLE TO MONROE & FRIEDLANDER, INC.    $8,333.28
                                                           =========

Thank you.
CJY/JMB

          WE REQUEST THAT YOU CHECK THIS STATEMENT CAREFULLY WITH YOUR
            RECORDS AND REPORT TO US AT ONCE ANY ERRORS OR OMISSIONS.
                PLEASE RETAIN STATEMENT FOR INCOME TAX PURPOSES.
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